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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated November 20, 1998 included in or made a part of this Form 8-K and to the incorporation by reference of that report into Registration Statement
No. 333-60931.


                                                           /s/ Arthur Andersen
Minneapolis, Minnesota,
 November 30, 1998